UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 12, 2022
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 12, 2022, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

    Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Kimberly A. Casiano	4,457,453,023	128,945,931	16,745,073	1,001,330,011
Alexandra Ford English	4,366,268,412	222,811,339	14,064,276	1,001,330,011
James D. Farley, Jr.	4,499,540,133	89,791,194	13,812,700	1,001,330,011
Henry Ford III	4,288,022,209	301,685,266	13,436,552	1,001,330,011
William Clay Ford, Jr.	4,312,058,184	278,906,915	12,178,928	1,001,330,011
William W. Helman IV	4,459,095,916	126,078,004	17,970,107	1,001,330,011
Jon M. Huntsman, Jr.	4,348,300,922	238,904,569	15,938,536	1,001,330,011
William E. Kennard	4,296,632,648	288,967,773	17,543,606	1,001,330,011
John C. May	4,536,156,350	48,914,715	18,072,962	1,001,330,011
Beth E. Mooney	4,488,961,085	97,138,389	17,044,553	1,001,330,011
Lynn Vojvodich Radakovich	4,474,329,592	111,183,484	17,630,951	1,001,330,011
John L. Thornton	4,298,837,010	287,156,784	17,150,233	1,001,330,011
John B. Veihmeyer	4,464,320,427	121,228,686	17,594,914	1,001,330,011
John S. Weinberg	4,452,421,931	133,420,247	17,301,849	1,001,330,011

    Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm.  A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2022 was adopted with the votes shown:

For	Against	Abstain	Broker Non-Votes
5,463,506,217	120,945,660	20,022,161	0

    Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder non-binding advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,212,868,517	369,571,348	20,704,162	1,001,330,011

    Proposal Four: Relating to Approval of the Tax Benefit Preservation Plan. A proposal relating to the approval of the Tax Benefit Preservation Plan was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,379,223,701	202,104,692	21,815,634	1,001,330,011

    Proposal Five: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company’s outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
1,684,183,306	2,890,154,782	28,805,939	1,001,330,011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 17, 2022	By:	/s/ Victoria Pool
Victoria Pool
Assistant Secretary